UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  February 10, 2011

ATWOOD OCEANICS, INC.
(Exact Name of Registrant as Specified in Charter)

Texas
(State or Other Jurisdiction of Incorporation)

COMMISSION FILE NUMBER 1-13167

IRS Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our annual meeting of shareholders was held on February 10, 2011, at which the shareholders voted on the following matters:

•	Election of seven director nominees;
•	Approval of the Company’s Amended and Restated 2007 Long-Term Incentive Plan;
•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2011;
•	Approval of the compensation paid by the Company to its named executive officers, or “Say on Pay” proposal; and
•	Establish the frequency of submission to shareholders of advisory “Say on Pay” proposals.

No other matters were presented for a vote at the annual meeting.  A quorum being present, of the shares of common stock present in person or by proxy, the voting results for the matter above are as follows:

ELECTION OF DIRECTORS
NAME	FOR	WITHHELD	BROKER NON-VOTES

Deborah A. Beck	31,875,295	20,625,032	5,223,602

Robert W. Burgess	31,854,381	20,645,946	5,223,602

George S. Dotson	31,858,004	20,642,323	5,223,602

Jack E. Golden	31,880,871	20,619,456	5,223,602

Hans Helmerich	51,540,919	959,408	5,223,602

James R. Montague	31,881,372	20,618,955	5,223,602

Robert J. Saltiel	51,905,878	594,449	5,223,602

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2007 LONG-TERM INCENTIVE PLAN

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

49,183,089	2,170,025	1,147,213	5,223,602

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2011

FOR	AGAINST	ABSTAIN

32,455,982	25,216,535	51,412

APPROVAL OF THE COMPENSATION PAID BY THE COMPANY TO ITS NAMED EXECUTIVE OFFICERS, OR “SAY ON PAY”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

50,297,780	1,055,446	1,147,101	5,223,602

ESTABLISH THE FREQUENCY OF SUBMISSION TO SHAREHOLDERS OF ADVISORY “SAY ON PAY” PROPOSALS

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

47,055,082	207,575	4,235,988	1,001,682

Statements contained in this report with respect to the future are forward-looking statements.  These statements reflect management’s reasonable judgment with respect to future events.  Forward-looking statements involve risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors including the Company’s dependence on the oil and gas industry; the risks involved in the construction of a rig and commencement of operations of the rig following delivery; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism, acts of piracy, embargoes, war or other military operations; and governmental and industry regulations and environmental matters.  A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2010, filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ Mark L. Mey
Mark L. Mey
Senior Vice President
DATE: February 14, 2011